UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 7, 2013

iGambit Inc.

(Exact name of registrant as specified in its charter)

Delaware

000-53862

(State or other jurisdiction

(Commission File Number)

(IRS Employer

of incorporation)

Identification No.)

1050 W. Jericho Turnpike, Suite A

11787

Smithtown, New York

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (631) 670-6777

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01      Completion of Acquisition or Disposition of Assets

Acquisition of IGX Global Inc. and IGX Global UK Limited  and Related Transactions

On    December    31,   2012,    iGambit    Inc.    (“iGambit”)    and    its   wholly   owned    subsidiary,

IGXGLOBAL, CORP.  (“IGXGLOBAL”, and collectively, the "Company"), completed the acquisition of

substantially all  of  the  assets  of  IGX  Global  Inc.   (“IGXUS”)  and all  of  the issued  and outstanding shares of  IGX  Global  UK  Limited  (“IGXUK”)  and  thereby  acquired  the  business  operated  by  IGSUS  and

IGSUK  (the  “Acquired  Business”).    Thomas  Duffy  is  the  sole  shareholder  of  both  IGXUK  and

IGXUS (the “Shareholder”).

The  definitive  agreement  to  purchase  the  Acquired  Business  was  executed on December  28,  2012

(the “Purchase Agreement”).

The   Acquired   Business   is   and   information   technologies   solutions   provider  specializing  in

security  and  network  technology  products,  services,  and  support  to   small,  medium  and  large

businesses throughout the United States and Europe.

In  accordance  with  the  terms  of  the  Purchase  Agreement,  the  Company  purchased  the  Acquired

Business,  including  approximately  $1,000,000  of  cash  and  the  assumption  of  $2,500,000  of  agreed

liabilities.   The  aggregate  purchase  price  for  the  assets  of  IGXUS  and  the  shares  of  IGXUK,  was

$11.5  million  (the  “Purchase  Price”),  consisting  of  $1.5  million  in  cash,  $1.0  million  to  be  evidenced  by

promissory   notes   payable   to   the   Shareholder,   (the   “Promissory   Note”),   debt   assumption   of

approximately $6.25  million,  $2,500,000  of  which  was  the  assumed  liabilities  and  $3,750,000  of which  is  to  be  paid  to  Shareholder  based  upon  the  future  performance  of  the  Acquired  Business over  a  three-year  period  and  3,750,000  shares  of  restricted  common  stock  of  iGambit  valued  at  $1 per  share  escrowed  based  on  the  future  performance  of  the  Acquired  Business  over  a  three-year

period,  based  upon  the   criteria  set  forth  below  .  The  Shareholder  Note  bears  interest  at  the  rate  of

6% per annum and is payable in monthly interest payments with a maturity date of January 1, 2014.

Shareholder   shall   receive   a   contingent   earn-out   of   an   aggregate   of   3.75   million   in

iGambit  Shares  over  a  three-year  period  starting  on  the  first  through  third  anniversary of  signing of this Agreement, based upon the following:

Year  1:   1.25  million  Shares.   The  issuance  of  937,500  Shares  is  conditioned  upon  IT

Solutions  Business  revenue  for  the  year  ended  December  31,  2013  being  $44,000,000

(the  “Year  1  Revenue  Threshold”);  and  the  issuance  of  312,500  Shares  is  conditioned upon  EBITDA  for  the  year  ended  December  31,  2013  being  $1,700,000  (the  “Year  1

EBITDA Threshold”).

Year  2:   1.25  million  Shares.   The  issuance  of  937,500  Shares  is  conditioned  upon  IT

Solutions  Business  revenue  for  the  year  ended  December  31,  2014  being  $48,000,000

(the  “Year  2  Revenue  Threshold”);  and  the  issuance  of  312,500  Shares  is  conditioned upon  EBITDA  for  the  year  ended  December  31,  2014  being  $2,400,000  (the  “Year  2

EBITDA  Threshold”);  provided,  however,  that:   (A)  to  the  extent  that  the  IT  Solutions

Business  revenue  for  the  year  ended  12/31/13  exceeded  the  Year  1  Revenue  Threshold

(the  “Year  1  Excess  Revenue”),  such  Year  1  Excess  Revenue  shall  be  added  to  the  IT

Solutions  Business  revenue  for  the  year  ended  12/31/14  for  the  purposes  of  determining the  Year  2  Revenue  Threshold;  and  (B)  to  the  extent  that  the  IT  Solutions  Business

EBITDA  for  the  year  ended  12/31/13  exceeded  the  Year  1  EBITDA  Threshold  (the

“Year  1  Excess  EBITDA”),  such  Year  1  Excess  EBITDA  shall  be  added  to  the  IT

Solutions  Business  EBITDA  for  the  year  ended  12/31/14  for  the  purposes  of  determining the Year 2 EBITDA Threshold.

Year  3:   1.25  million  Shares.   The  issuance  of  937,500  Shares  is  conditioned  upon  IT

Solutions  Business  revenue  for  the  year  ended  December  31,  2015  being  $53,000,000

(the  “Year  3  Revenue  Threshold”);  and  the  issuance  of  312,500  Shares   is  conditioned

upon  EBITDA  for  the  year  ended  December  31,  2015  being  $2,600,000  (the  “Year  3

EBITDA  Threshold”);  provided,  however,  that:   (A)  to  the  extent  that  the  IT  Solutions

Business  revenue  for  the  year  ended  12/31/14  exceeded  the  Year  2  Revenue  Threshold

(the  “Year  2  Excess  Revenue”),  such  Year  2  Excess  Revenue  shall  be  added  to  the  IT

Solutions  Business  revenue  for  the  year  ended  12/31/15  for  the  purposes  of  determining the Year 3 Revenue Threshold; (B) to the extent that any Year 1 Excess Revenue was not used  in  determining  whether  the  Year  2  Revenue  Threshold  was  met  pursuant  to  clause

(ii)  above,  such  Year  1  Excess  Revenue  shall  be  added  to  the  IT  Solutions  Business revenue  for  the  year  ended  12/31/15  for  the  purposes  of  determining  the  Year  3  Revenue

Threshold;  (C)  to  the  extent  that  the  IT  Solutions  Business  EBITDA  for  the  year  ended

12/31/14  exceeded  the  Year  2  EBITDA  Threshold  (the  “Year  2  Excess  EBITDA”),  such

Year 2 Excess EBITDA shall be added to the IT Solutions Business EBITDA for the year ended  12/31/15  for  the  purposes  of  determining  the  Year  3  EBITDA  Threshold;  and  (D)

to  the  extent  that  any  Year  1  Excess  EBITDA  was  not  used  in  determining  whether  the

Year  2  EBITDA  Threshold  was  met  pursuant  to  clause  (ii)  above,  such  Year  1  Excess

EBITDA  shall  be  added  to  the  IT  Solutions  Business  EBITDA  for  the   year  ended

12/31/15 for the purposes of determining the Year 3 EBITDA Threshold.

Shareholder  shall  receive  a  contingent  earn-out  of  an  aggregate  of  $3.75  million  in  cash

over   a   three-year   period   starting   on   the   first   through   third   anniversary   of   signing   of   this

agreement, based upon the following:

Year  1:   $937,500  of  the  cash  payment  will  be  conditioned  upon  IT  Solutions  Business revenue  for  the  year  ended  December  31,  2013  meeting  the  Year  1  Revenue  Threshold;

and  $312,500  of  the  cash  payment  will  be  conditioned  upon  EBITDA  for  the  year  ended

December 31, 2013 meeting the Year 1 EBITDA Threshold.

Year  2:   $937,500  of  the  cash  payment  will  be  conditioned  upon  IT  Solutions  Business revenue  for  the  year  ended  December  31,  2014  meeting  the  Year  2  Revenue  Threshold;

and  $312,500  of  the  cash  payment  will  be  conditioned  upon  EBITDA  for  the  year  ended

December  31,  2014  meeting  the  Year  2  EBITDA  Threshold;  provided,  however,  that:

(A)  to  the  extent  that  there  is  any  Year  1  Excess  Revenue,  such  Year  1  Excess  Revenue shall  be  added  to  the  IT  Solutions  Business  revenue  for  the  year  ended  12/31/14  for  the purposes of determining the Year 2 Revenue Threshold; and (B) to the extent that there is any  Year  1  Excess  EBITDA,  such  Year  1  Excess  EBITDA  shall  be  added  to  the  IT

Solutions  Business  EBITDA  for  the  year  ended  12/31/14  for  the  purposes  of  determining the Year 2 EBITDA Threshold.

Year  3:   $937,500  of  the  cash  payment  will  be  conditioned  upon  IT  Solutions  Business revenue  for  the  year  ended  December  31,  2015  meeting  the  Year  3  Revenue  Threshold;

and  $312,500  of  the  cash  payment  will  be  conditioned  upon  EBITDA  for  the  year  ended

December  31,  2015  meeting  the  Year  3  EBITDA  Threshold;  provided,  however,  that:

(A)  to  the  extent  that  there  is  any  Year  2  Excess  Revenue,  such  Year  2  Excess  Revenue shall  be  added  to  the  IT  Solutions  Business  revenue  for  the  year  ended  12/31/15  for  the purposes of  determining  the Year 3  Revenue Threshold; (B)  to the  extent that any Year 1

Excess Revenue was not used in determining whether the Year 2 Revenue  Threshold was met  pursuant  to  clause  (ii)  above,  such  Year  1  Excess  Revenue  shall  be  added  to  the  IT

Solutions  Business  revenue  for  the  year  ended  12/31/15  for  the  purposes  of  determining

the   Year   3   Revenue   Threshold;   (C)   to   the   extent   that   there   is   any  Year   2   Excess

EBITDA,  such  Year  2  Excess  EBITDA  shall  be  added  to  the  IT  Solutions  Business

EBITDA   for   the   year   ended   12/31/15   for   the   purposes   of   determining   the   Year   3

EBITDA  Threshold;  and  (D)  to  the  extent  that  any Year  1  Excess  EBITDA  was  not  used in  determining  whether  the  Year  2  EBITDA  Threshold  was  met  pursuant  to  clause  (ii)

above,   such   Year   1   Excess   EBITDA   shall   be   added   to   the   IT   Solutions   Business

EBITDA   for   the   year   ended   12/31/15   for   the   purposes   of   determining   the   Year   3

EBITDA Threshold.

In   connection   with   its   acquisition   of   the   Acquired   Business,   IGXGLOBAL   entered   into   an

Employment  and  Restrictive  Covenant  Agreement  (the  “Duffy  Employment  Agreement”)  with  Thomas

Duffy,  the  sole  shareholder  and  President  and  CEO  of  the  Acquired  Business,  who  has  become  the

President  and  CEO  of  the  IGXGLOBAL  (See  Item  5.02  for  a  more  detailed  discussion  of  the terms of employment).

The  cash  portion  and  debt  assumption  of  the  Purchase  Price  was  financed  through  asset  based funding  issued  by  Keltic  Financial  Partners  II  LLP  for  a  $6  million  revolving  credit  line  (see

“Financing and Related Transactions” below).

The  foregoing  summary  of  the  terms  and  conditions  the  of  the  Purchase  Agreements,  the  Promissory

Note, and  the Duffy Employment Agreement are qualified in their entirety by reference to the full text of such documents, which are filed as Exhibits 10.47-10.49 to this Current Report on Form 8-K.

ITEM  2.03      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance

Sheet Arrangement of a Registrant Completion of Acquisition or Disposition of Assets

Revolving Credit Line and Related Transactions

Contemporaneously   with   the   completion   of   the   acquisition   of   the   Acquired   Business,

IGXGLOBAL,  and  iGambit  entered  into,  and  consummated  the  transactions  contemplated  by,  a  Loan

and  Security Agreement  (the  “LSA”)  with Keltic  Financial  Partners  II  LLP  (“Keltic”).    Under  the

LSA,  Keltic  will  lend  to  IGXLOBAL   under  a  revolving  credit  facility (the  “Revolving  Credit”)

an aggregate principal sum (the “Borrowing Capacity”) equal to the  lesser  of (a) six  million and

00/100   dollars   ($6,000,000.00)   (the   “Revolving   Credit   Limit”),   or   (b)   the   IGXGLOBAL

Borrowing Base (the “Loan”).

The  Loan  provides  for  the  payment  of  annualized  interest  of  6.75%  of  the  outstanding

balance  on  a  daily  basis  commencing  January  1,  2013.   Keltic  received  a  $120,000  commitment  based

upon  2%  of  the  Revolving  Credit  Limit.   Keltic  I  will  also  receive  an  annual  Facility Fee  based  upon  1%

of  the maximum principal amount  of the Loan, due on each anniversary of  the Effective Date of  the Loan

(the  ’Effective  Date’),  and  a  monthly  Collateral  Fee  of  $5000.    The  outstanding  principal  balance  of  the

loan  becomes  due  and  payable  upon  termination  of  the  LSA.   If  prior  to  the  third  (3rd)  anniversary of

the  Effective  Date  of  the  Loan,   IGXGLOBAL  prepays  or  repays  all  Obligations  outstanding  in full,  GXGLOBAL  shall  pay Keltic  an  amount  equal  to  the  Revolving  Credit  Limit  multiplied  by

(i)   five   percent   (5.00%)   if   such   prepayment   or   repayment,   occurs   prior   to   the   first   (1st)

anniversary  of  the  Effective  Date,  (ii)  three  percent  (3.00%)  if  such  prepayment  or  repayment,

occurs  on  or  after  the  first  (1st)  anniversary  of  the  Effective  Date  but  prior  to  the  second  (2nd)

anniversary of the Effective Date, and (iii) one percent (1.00%) if such prepayment or repayment occurs  on  or  after  the  second  (2nd)  anniversary  of  the  Effective  Date  but  prior  to  the  third  (3rd)

anniversary of the Effective Date.

The  obligations  to  the  Keltic  are  secured  by  first  priority  security  interests  on  all  of  the  assets  of

IGXGLBAL,  two  thirds  of  the  IGXUK  stock,  and  all  of  the  capital  stock  of  iGambit’s  subsidiary

Gotham  Innovation  Lab  Inc.   In addition, iGambit  has guaranteed IGXGLOBAL’s obligations under the LSA including IGXGLOBAL’s obligation to repay the Loan.

The  LSA  contains  a  number  of  affirmative  and  negative  covenants,  including  but  not  limited  to,

restrictions  on  paying  indebtedness  subordinate  to  the  Notes,  incurring  additional  indebtedness,  making capital expenditures, dividend payments and cash distributions by subsidiaries

In  conjunction  with  the  execution  of  the LSA,  the  Company and  the Keltic  also entered into  a  series of  ancillary agreements relating to, among other  things, securing Keltic’s right  to repayment  of  the Loan and establishing priority as to payments and to security among Keltic and other creditors of the Company

(the “Ancillary Agreements”). The Ancillary Agreements consist of:

     a  revolving  credit  note  for  a  six  million  and  00/100  dollars  ($6,000,000.00)  revolving  credit facility

     Subordination  Agreements  under  which  creditors  of  the  Company  and  the  Lenders  have established  priorities  among  them  and  reached  certain  agreements  as  to  enforcing  their respective rights against the Company;

     a  Pledge  Agreement  under  which  IGXGLOBAL  has  pledged  two-thirds  2/3  of  all  issued  and outstanding shares of IGX Global UK.;

     a  Pledge  Agreement  under  which  iGambit   has  pledged  all  issued  and  outstanding  shares  of

Gotham Innovation Lab Inc.; and

     an   Unconditional   and   Continuing   Guaranty   Agreement   under   which   iGambit   shall   be

responsible  for  all  of  IGXGLOBAL’s  obligations  under  the  SLA  in  the  event  of  default  by

IGXGLOBAL.

Wellington  Shields  &  Co.  LLC  (“WS”)  served  as  the  Placement  Agent  for  the  Keltic  LSA funding,  pursuant  to  an  Engagement  Agreement  dated  November  29,  2012  between  iGAMBIT  and  WS.

Under  the  terms  of  the  Engagement  Agreement  WS  was  appointed  as  a  non-exclusive  placement  agent and  financial  adviser  to  iGambit  in  connection  with  acquisition  financing  of  up  to  $10,000,000  (the

“Placement”).    Upon  the  Effective  Date  of  the  Keltic  LSA,  WS  was  paid  a  cash  compensation  fee  of

$177,000 and 450,000 shares of iGambit common stock.

The  foregoing  summaries  of  the  terms  of  the  LSA,   the  Ancillary  Agreements  and  the  Engagement

Agreement  are  qualified  in  their  entirety  by  the  full  text  of  each  of  such  documents,  which  are  filed  as

Exhibits 10.51 through 10.56 to this Current Report on Form 8-K.

ITEM 1.01 Entry into a Material Definitive Agreement.

See  discussions  under  Item  2.01  and  Item  2.03 for  information  concerning  material  agreements entered into in connection with iGambit’s acquisition of IGXGLOBAL and related transactions.

ITEM 3.02  Entry into Loan and Security Agreement

See   discussions   under   Item   2.01   and   Item   2.03 for   information   concerning   loan   and   security

agreements   entered   into   in   connection   with   iGambit’   acquisition   of     IGXGLOBAL   and   related

transactions.

ITEM  5.02     Departure  of  Directors  or  Certain  Officers;  Election  of  Directors;  Appointment  of

Certain Officers; Compensatory Arrangements of Certain Officers.

`In  connection  with  the  acquisition  of  the  Acquired  Business  and  related  transactions  described under  Item  2.01,  IGXGLOBAL  entered  into  an  Employment  and  Restrictive  Covenant  Agreement  (the

“Duffy Employment  Agreement”)  with Thomas  Duffy,  the sole  shareholder  and  President  and  CEO of the Acquired Business, who has become the President and CEO of the IGXGLOBAL.

`Effective  with  the  acquisition  of  the  Acquired  Business,  IGXGLOBAL  entered  into  the  Duffy

Employment  Agreement.  Under  the  three-year  agreement,  Mr.  Duffy  is  entitled  to  (a)  a  base  salary  of

$200,000  per  year,  (b)  a signing bonus  of  $25,000,  and  (c)  participation in all  benefit  programs  generally

made   available   to   IGXGLOBAL   employees.   The   Duffy   Employment   Agreement   also   contains

provisions   designed   to   protect   the   confidentiality   of   the   Company’s   confidential   information   and

restricting  Mr.  Duffy  from  engaging  in  certain  competitive  activities  for  the  greater  of  36  months  from the date of the agreement or one year following the termination of his employment.

Mr.  Duffy  has  more  than  25  years  of  experience  within  the  information  technology industry.  Thomas  pursued  a  career  within  the  information  technology  sector  and  has  worked from  the  ground  floor  up  in  his  career,  daring  back  to  when  the  first  personal  computers  arrived into  Corporate  America.  As  an  accomplished  strategist  and  marketer,  his  vision  and  expertise

within   the   business   community  has   successfully  advanced   his   career   through   the   booming

personal   computing   industry,   throughout   the   dot.com   era   and   more   recently   within   the

information  security  and  networking  sector.   Thomas  has  worked  in  technical  support,  sales

support,  outbound  sales,  and  account  management  and  executive  level  positions.   His  opinions

and input have been published within major news media outlets such as CRN, SC and he is often called upon by several analysts for his insight and direction to industry trends.

ITEM 7.01      Regulation FD Disclosure

On  January  7,  2013,  iGambit  Inc.  issued  a  press  release  regarding  its  acquisition  of  certain  assets  of  IGX

GLOBAL  INC. and the stock purchase of  IGX  GLOBAL UK  LIMITED, on December  31, 2012. A copy of the press release is furnished as Exhibit 99.1.

ITEM 9.01  Financial Statements and Exhibits

(a)     Financial Statements of Business Acquired

The  Company  intends  to  amend  this  Current  Report  on  Form 8-K  to  file  the  required  financial statements within the time prescribed by this item.

(b)     Pro Forma Financial Information

The Company intends to amend this Current Report on Form 8-K to file the required pro forma financial information within the time prescribed by this item.

(c)     Shell Company Transactions.

Not Applicable.

(d)     Exhibits

The following Exhibits are filed as part of this Report:

10.47      The Asset and Stock Purchase Agreement dated December 28, 2012 by and among the registrant, iGambit

Inc, IGXGLOBAL CORP., IGX Global Inc., IGX Global UK Limited and Thomas Duffy

10.48      Promissory Note dated December 28, 2012 payable to Thomas Duffy.

10.49      Employment and Restrictive Covenant Agreement dated December 28, 2102 between the IGXGLOBAL

CORP. and Thomas Duffy.

10.50      Loan and Security Agreement dated as of December 31, 2012, between IGXGLOBAL CORP. and Keltic

Financial Partners II LLP.

10.51      Revolving Credit Note dated as of December 31, 2012, between IGXGLOBAL CORP. and Keltic

Financial Partners II LLP.

10.52      Subordination Agreements dated December 31, 2012 by and among IGX Global Inc., iGambit Inc.,

Thomas Duffy and  Keltic Financial Partners II LLP.

10.53      Pledge Agreement dated December 31, 2012 between IGXGLOBAL Corp. and Keltic Financial Partners II

LLP.

10.54      Pledge Agreement dated December 31, 2012 between iGambit Inc. and Keltic Financial Partners II

10.55      Unconditional and Continuing Guaranty Agreement dated December 31, 2012 between iGambit Inc. and

Keltic Financial Partners II LLP.

10.56      Engagement Agreement dated November 29, 2012 between iGambit Inc. and Wellington Shields &

Co.LLC.

99.1

Press Release related to Announcement of Acquisition dated January 7, 2012.

Forward–Looking Statements

This  report  regarding  the  Company’s  business  and  operations  includes  “forward-looking  statements”  within  the meaning  of  the  Private  Securities  Litigation  Reform  Act  of  1996.  Such  statements  consist  of  any  statement  other than  a  recitation  of  historical  fact  and  can  be  identified  by  the  use  of  forward-looking  terminology  such  as  “may,”

“expect,”  “anticipate,”  “intend”  or  “estimate”  or  the  negative  thereof  or  other  variations  thereof  or  comparable terminology.  The  reader  is  cautioned  that  all  forward-looking  statements  are  speculative,  and  there  are  certain  risks and  uncertainties  that  could  cause  actual  events  or  results  to  differ  from  those  referred  to  in  such  forward-looking statements.  This  disclosure  highlights  some  of  the  important  risks  regarding  the  Company’s  business.  The  primary risk  attributable  to  the  Company  is  its  ability  to  attract  fresh  and  continued  capital  to  execute  its  comprehensive

business   strategy.   There   may   be   additional   risks   associated   with   the   integration   of   businesses   following   an

acquisition, concentration of revenue  from one source, competitors with broader product lines and  greater resources,

emergence  into  new  markets,  the  termination  of  any  of  the  Company’s  significant  contracts  or  partnerships,  the

Company’s  ability  to  comply  with  its  senior  debt  agreements,  the  Company’s  inability  to  maintain  working  capital requirements  to  fund  future  operations,  or  the  Company’s  ability  to  attract  and  retain  highly  qualified  management,

technical  and  sales personnel, and  the  other  factors identified  by us  from time  to  time  in  the  Company’s  filings  with the  SEC.  However,  the  risks  included  should  not  be  assumed  to  be  the  only  things  that  could  affect  future performance.  We  may  also  be  subject  to  disruptions,  delays  in  collections,  or  facilities  closures  caused  by  potential or actual acts of terrorism or government security concerns.

All  forward-looking  statements  included  in  this  document  are  made  as  of  the  date  hereof,  based  on  information available to us as of the date thereof, and we assume no obligation to update any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  January 7, 2013

iGambit Inc.

By:

/s/  John Salerno

John Salerno

Chief Executive Officer

Exhibit Index

Exhibit No.     Description

10.47      The Asset and Stock Purchase Agreement dated December 28, 2012 by and among the registrant, iGambit

Inc, IGXGLOBAL CORP., IGX Global Inc., IGX Global UK Limited and Thomas Duffy

10.48      Promissory Note dated December 28, 2012 payable to Thomas Duffy.

10.49      Employment and Restrictive Covenant Agreement dated December 28, 2102 between the IGXGLOBAL

CORP. and Thomas Duffy.

10.50      Loan and Security Agreement dated as of December 31, 2012, between IGXGLOBAL CORP. and Keltic

Financial Partners II LLP.

10.51      Revolving Credit Note dated as of December 31, 2012, between IGXGLOBAL CORP. and Keltic

Financial Partners II LLP.

10.52      Subordination Agreements dated December 31, 2012 by and among IGX Global Inc., iGambit Inc.,

Thomas Duffy and  Keltic Financial Partners II LLP.

10.53      Pledge Agreement dated December 31, 2012 between IGXGLOBAL Corp. and Keltic Financial Partners II

LLP.

10.54      Pledge Agreement dated December 31, 2012 between iGambit Inc. and Keltic Financial Partners II

10.55      Unconditional and Continuing Guaranty Agreement dated December 31, 2012 between iGambit Inc. and

Keltic Financial Partners II LLP.

10.56      Engagement Agreement dated November 29, 2012 between iGambit Inc. and Wellington Shields &

Co.LLC.

99.1

Press Release related to Announcement of Acquisition dated January 7, 2012.

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